UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 5, 2020
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)
(972) 934-9227
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock No Par Value	ATO	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the company’s 2020 annual meeting of shareholders on February 5, 2020, of the 122,259,296 total shares of common stock outstanding and entitled to vote, a total of 109,697,593 shares were represented, constituting a 89.72% quorum. The final results for each of the matters submitted to a vote of our shareholders at the annual meeting are as follows:
Proposal No. 1
:
All of the board’s nominees for director were elected by our shareholders to serve until the company’s 2021 annual meeting of shareholders or until their respective successors are elected and qualified, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Kevin Akers	95,755,320	1,568,898	135,015	12,238,360
Robert W. Best	93,462,096	3,864,049	133,088	12,238,360
Kim R. Cocklin	94,525,262	2,808,436	125,535	12,238,360
Kelly H. Compton	97,117,319	204,402	137,512	12,238,360
Sean Donohue	96,797,403	522,217	139,613	12,238,360
Rafael G. Garza	96,747,571	562,541	149,121	12,238,360
Richard K. Gordon	92,360,823	4,958,787	139,623	12,238,360
Robert C. Grable	95,397,761	1,912,999	148,473	12,238,360
Nancy K. Quinn	92,589,846	4,744,191	125,196	12,238,360
Richard A. Sampson	97,057,824	261,384	140,025	12,238,360
Stephen R. Springer	93,465,198	3,847,607	146,428	12,238,360
Diana J. Walters	90,224,069	7,100,947	134,217	12,238,360
Richard Ware II	93,648,376	3,672,020	138,837	12,238,360
Proposal No. 2
:
The appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for fiscal 2020 was ratified by our shareholders, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
104,893,510	4,654,201	149,882	—
Proposal No. 3:
Our shareholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers for fiscal 2019, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
92,917,306	3,919,349	622,578	12,238,360

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: February 10, 2020	By:	/s/ KAREN E. HARTSFIELD
Karen E. Hartsfield
Senior Vice President, General Counsel and Corporate Secretary